SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 25, 2002.

NovaStar Mortgage Funding Trust, Series 2002-1
(Issuer in respect of the NovaStar Home Equity Loan Asset-
Backed Bonds Series 2002-1)

(Exact name of registrant as specified in its charter)

Delaware	333-50290	46-0479702

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wachovia Bank, National Association, 401 S. Tryon Street, 9th Floor, Charlotte, NC	28288-1179

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (704) 383-9568

(Former name or former address, if changed since last report.)

Signatures
EXHIBIT INDEX
Monthly Financials

Item 5. See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the November 25, 2002 payment to the NovaStar Home Equity Loan Asset-Backed Bonds Series 2002-1

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

Item 601 (a) of Regulation.
S-K Exhibit Number.

20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 2002-1 relating to the November 25, 2002 Payment Date.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Mortgage Funding Trust Series 2002-1 by the undersigned thereunto duly authorized.

Dated: December 9, 2002	By:	Wachovia Bank, National Association, as Certificate Administrator and on behalf of NovaStar Mortgage Funding Trust Series 2002-1

		BY:	Robert Ashbaugh

Vice President

EXHIBIT INDEX

20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 2002-1 relating to the November 25, 2002 Payment Date.